EXHIBIT 10.7

EXECUTION COPY

UNCONDITIONAL GUARANTY

This Unconditional Guaranty (“Guaranty”) is entered into as of June 6, 2011, by GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC, a Virginia limited liability company (“Guarantor”), in favor of BIA DIGITAL PARTNERS SBIC II LP, a Delaware limited partnership with an office located at 15120 Enterprise Court, Chantilly, VA 20151 (“Purchaser”).

Recitals

A.           Concurrently herewith, (1) Purchaser, and (2) GLOBAL TELECOM & TECHNOLOGY, INC., a Delaware corporation, GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC., a Virginia corporation, WBS CONNECT, LLC, a Colorado limited liability company, PACKETEXCHANGE, INC., a Delaware corporation and PACKETEXCHANGE (USA), INC., a Delaware corporation (individually and collectively, “Borrower”), are entering into that certain Note Purchase Agreement dated as of the date hereof (as amended, restated, or otherwise modified from time to time, the “Note Purchase Agreement”) pursuant to which Purchaser has agreed to (among other things) the purchase of Notes issued by the Borrower, subject to the terms and conditions set forth therein.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Note Purchase Agreement.

B.           In consideration of the agreement of Purchaser to purchase the Notes under the Note Purchase Agreement, Guarantor is willing to guaranty the full payment and performance by Borrower of all of its obligations thereunder and under the other Note Documents, all as further set forth herein.

C.           Guarantor will obtain substantial direct and indirect benefit from the purchase of the Notes by Purchaser under the Note Purchase Agreement.

Now, Therefore, to induce Purchaser to enter into the Note Purchase Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby represents, warrants, covenants and agrees as follows:

Section 1.                      Guaranty.

1.1           Unconditional Guaranty of Payment.  In consideration of the foregoing, Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Purchaser the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations.  Guarantor agrees that it shall execute such other documents or agreements and take such action as Purchaser shall reasonably request to effect the purposes of this Guaranty.  Notwithstanding the foregoing, Guarantor, and by its acceptance of this Guaranty, Purchasers, hereby confirm that it is the intention of all of such Persons that this

Guaranty and the obligations of Guarantor hereunder not constitute a fraudulent transfer or conveyance for the purposes of any Insolvency Proceeding, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of Guarantor hereunder.  To effectuate the foregoing intention, Purchasers and Guarantor hereby irrevocably agree that the obligations of Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of Guarantor not constituting a fraudulent transfer or conveyance or being subject to avoidance under Section 548 of Title 11 of the United States Code (11 U.S.C. §§ 101 et seq.) or any applicable provisions of any comparable state law.

1.2           Separate Obligations.  These obligations are independent of Borrower’s obligations and separate actions may be brought against Guarantor (whether action is brought against Borrower or whether Borrower is joined in the action).

Section 2.                      Representations and Warranties.

Guarantor hereby represents and warrants that:

(a)           Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia; (ii) is duly qualified to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified (except where the failure to so qualify would not have a material adverse effect on Guarantor’s condition, financial or otherwise, or on Guarantor’s ability to pay or perform the obligations hereunder); and (iii) has all requisite power and authority to execute and deliver this Guaranty and each Note Document executed and delivered by Guarantor pursuant to the Note Purchase Agreement or this Guaranty and to perform its obligations thereunder and hereunder.

(b)           The execution, delivery and performance by Guarantor of this Guaranty (i) are within Guarantor’s powers and have been duly authorized by all necessary action; (ii) do not contravene Guarantor’s charter documents or any law or any contractual restriction binding on or affecting Guarantor or by which Guarantor’s property may be affected; (iii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, except such as have been obtained or made; and (iv) do not result in the imposition or creation of any Lien upon any property of Guarantor, other than the Lien created pursuant to that certain Security Agreement by and between Guarantor and Purchaser dated as of the date hereof.

(c)           This Guaranty is a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(d)           There is no action, suit or proceeding affecting Guarantor pending or threatened before any court, arbitrator, or governmental authority,

domestic or foreign, which may have a material adverse effect on the ability of Guarantor to perform its obligations under this Guaranty.

(e)           Guarantor’s obligations hereunder are not subject to any offset or defense against Purchaser or Borrower of any kind.

(f)           The financial statements of Guarantor, copies of which have been furnished to Purchaser, fairly present the financial position and results of operations for Guarantor for the dates and periods purported to be covered thereby, all in accordance with GAAP, and there has been no material adverse change in the financial position or operations of Guarantor since the date of such financial statements.

(g)            Neither Guarantor nor its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under applicable law.

(h)           Immediately prior to and after giving effect to the incurrence of Guarantor’s obligations under this Guaranty, Guarantor is and will not (i) become insolvent; (ii) be left with unreasonably small capital for any business or transaction in which Guarantor is presently engaged or plans to be engaged; or (iii) be unable to pay its debts as such debts mature.

(i)           Guarantor covenants, warrants, and represents to Purchaser that all representations and warranties contained in this Guaranty shall be true at the time of Guarantor’s execution of this Guaranty, and shall continue to be true so long as this Guaranty remains in effect.  Guarantor expressly agrees that any misrepresentation or breach of any warranty whatsoever contained in this Guaranty shall be deemed material.

Section 3.                      General Waivers.  Guarantor waives:

(a)           Any right to require Purchaser to (i) proceed against Borrower or any other person; (ii) proceed against or exhaust any security or (iii) pursue any other remedy.  Purchaser may exercise or not exercise any right or remedy it has against Borrower or any security it holds (including the right to foreclose by judicial or nonjudicial sale) without affecting Guarantor’s liability hereunder.

(b)           Any defenses from disability or other defense of Borrower or from the cessation of Borrowers liabilities.

(c)           Any setoff, defense or counterclaim against Purchaser.

(d)           Any defense from the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower.  Until Borrower’s obligations to Purchaser have been paid and the Borrower’s financing arrangements have been terminated, Guarantor has no right of subrogation or reimbursement or other rights against Borrower.

(e)           Any right to enforce any remedy that Purchaser has against Borrower.

(f)           Any rights to participate in any security held by Purchaser.

(g)           Any demands for performance, notices of nonperformance or of new or additional indebtedness incurred by Borrower to Purchaser.  Guarantor is responsible for being and keeping itself informed of Borrower’s financial condition.

(h)           The benefit of any act or omission by Purchaser which directly or indirectly results in or aids the discharge of Borrower from any of the Obligations by operation of law or otherwise.

Section 4.                      Real Property Security Waiver.  Guarantor acknowledges that, to the extent Guarantor has or may have rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Purchaser elects to proceed against any real property security of Borrower by non-judicial foreclosure.  That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantor against its obligations under this Guaranty.  Guarantor waives that defense and any others arising from Purchaser’s election to pursue non-judicial foreclosure.  Guarantor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and Guarantor agrees that it shall not assert any such defenses or rights.

Section 5.                      Reinstatement.  Notwithstanding any provision of the Note Purchase Agreement to the contrary, the liability of Guarantor hereunder shall be reinstated and revived and the rights of Purchaser shall continue if and to the extent that for any reason any payment by or on behalf of Guarantor or Borrower is rescinded or must be otherwise restored by Purchaser, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.  The determination as to whether any such payment must be rescinded or restored shall be made by Purchaser in its sole discretion; provided, however, that if Purchaser chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold harmless Purchaser from all costs and expenses (including, without limitation, reasonable attorneys’ fees) of such litigation.  To the extent any payment is rescinded or restored, Guarantor’s obligations hereunder shall be revived in full force and effect without reduction or discharge for that payment.

Section 6.                      No Waiver; Amendments.  No failure on the part of Purchaser to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.  This Guaranty may not be amended or modified except by written agreement between Guarantor and Purchaser, and no consent or waiver hereunder shall be valid unless in writing and signed by Purchaser.

Section 7.                      Compromise and Settlement.  No compromise, settlement,

release, renewal, extension, indulgence, change in, waiver or modification of any of the Obligations or the release or discharge of Borrower from the performance of any of the Obligations shall release or discharge Guarantor from this Guaranty or the performance of the obligations hereunder.

Section 8.                      Notice.  Any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person or sent by facsimile transmission, overnight courier, or by United States mail, registered or certified, return receipt requested, postage prepaid and addressed as follows:

If to Guarantor:	c/o Global Telecom and Technology, Inc.
8484 Westpark Drive, Suite 720
McLean, Virginia 22102
Attn: Mr. Eric Swank
Fax: (703) 442-5595
Email: eric.swank@gt-t.net

If to Purchaser:	BIA Digital Partners SBIC II LP
15120 Enterprise Court
Chantilly, VA 20151
Attn: Mr. Lloyd Sams
Fax: (703) 227-9645
Email: lsams@bia.com

with copies to:	Proskauer Rose LLP
One International Place
Boston, Massachusetts 02110
Attn: Steven Ellis, Esquire
Fax: (617) 526-9899
Email: sellis@proskauer.com

or at such other address as may be substituted by notice given as herein provided.  Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered or sent by facsimile transmission or three (3) Business Days after the same shall have been deposited in the United States mail.  If sent by overnight courier service, the date of delivery shall be deemed to be the next Business Day after deposited with such service.

Section 9.                      Entire Agreement.  This Guaranty constitutes and contains the entire agreement of the parties and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between Guarantor and Purchaser, whether written or oral, respecting the subject matter hereof.

Section 10.                      Severability.  If any provision of this Guaranty is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantor and Purchaser to the extent possible.  In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the full extent possible under applicable law.

Section 11.                      Subordination of Indebtedness.  Any indebtedness or other obligation of Borrower now or hereafter held by or owing to Guarantor is hereby subordinated in time and right of payment to all obligations of Borrower to Purchaser, except as such indebtedness or other obligation is expressly permitted to be paid under the Note Purchase Agreement; and such indebtedness of Borrower to Guarantor is assigned to Purchaser as security for this Guaranty, and if Purchaser so requests shall be collected, enforced and received by Guarantor in trust for Purchaser and to be paid over to Purchaser on account of the Obligations of Borrower to Purchaser, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.  Any notes now or hereafter evidencing such indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Purchaser.

Section 12.                      Payment of Expenses.  Guarantor shall pay, promptly on demand, all Expenses incurred by Purchaser in defending and/or enforcing this Guaranty.  For purposes hereof, “Expenses” shall mean costs and expenses (including reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) for defending and/or enforcing this Guaranty (including those incurred in connection with appeals or proceedings by or against any Guarantor under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief).

Section 13.                      Assignment;Governing Law.  This Guaranty shall be binding upon and inure to the benefit of Guarantor and Purchaser and their respective successors and assigns, except that Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Purchaser, which may be granted or withheld in Purchaser’s sole discretion.  Any such purported assignment by Guarantor without Purchaser’s written consent shall be void.  This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles thereof regarding conflict of laws.

Section 14.                      JURISDICTION. Guarantor hereby irrevocably agrees that any legal action or proceeding with respect to this Guaranty or any of the agreements, documents or instruments delivered in connection herewith may be brought in the State and Federal courts located in the Commonwealth of Virginia as Purchaser may elect (PROVIDED THAT GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COMMONWEALTH OF VIRGINIA), and, by execution and delivery hereof, Guarantor accepts and consents to, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by Purchaser in writing, with respect to any action or proceeding brought by Guarantor against Purchaser.  Nothing herein shall limit the right of Purchaser to bring proceedings against Guarantor in the courts of any other jurisdiction.  Guarantor hereby waives, to the full extent permitted by law, any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens.

Section 15.                      WAIVER OF JURY TRIAL.  EACH OF BANK AND

GUARANTOR HEREBY WAIVES, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND ANY RELATED INSTRUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned has executed this Guaranty Agreement as of the effective date specified in the introductory paragraph hereinabove.

GUARANTOR GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC
By:	/s/ Eric A. Swank
Name:	Eric A. Swank
Title:	CFO of Sole Member

GUARANTY - GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC